UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 19, 2019

Avinger, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36817	20-8873453
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Chesapeake Drive

Redwood City, California 94063

(Address of principal executive offices, including zip code)

(650) 241-7900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Common Stock, par value $0.001 per share	AVGR	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 19, 2019, Avinger, Inc. (the “Company”) reconvened its June 11, 2019 Annual Meeting of Stockholders (the “Annual Meeting”). Present at the Annual Meeting in person or by proxy were holders of 49,929,395 shares of the Company’s common stock, representing 77.78% of the voting power of the shares of the Company’s common stock as of April 15, 2019, the record date for the Annual Meeting, and constituting a quorum for the transaction of business. The matters before the annual meeting are described in more detail in the Company’s definitive proxy statement filed with the United States Securities and Exchange Commission on April 25, 2019.

Proposal No. 1 – Election of Directors: The following nominee was elected as a Class I director to serve until the 2022 annual meeting of stockholders and until his successor is duly elected and qualified:

Nominee	Votes For	Votes Withheld	Broker Non- votes

Jeffrey M. Soinski	13,492,983	3,626,458	32,809,954

Proposal No. 2 – Ratification of the Appointment of Independent Registered Public Accounting Firm: The appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2019 was ratified:

Votes For	Votes Against	Abstentions	Broker Non-votes

44,615,931	2,719,461	2,594,003	-

Proposal No. 3 - Approval of the Amendment of the Avinger, Inc. 2015 Equity Incentive Plan: The amendment of the Avinger, Inc. 2015 Equity Incentive Plan to (i) increase the shares reserved for issuance under the plan by 8,000,000 shares and (ii) reduce the maximum amount of the grant date fair value allowed for initial and annual grants of equity awards to non-employee directors from $1,500,000 and $500,000, respectively, to $250,000 and $250,000 was approved:

Votes For	Votes Against	Abstentions	Broker Non-votes

11,145,865	5,369,113	604,463	32,809,954

Proposal No. 4 – Approval of the Amendment to the Company’s Amended and Restated Certificate of Incorporation to Increase Authorized Shares: The amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 100,000,000 to 125,000,000 was not approved:

Votes For	Votes Against	Abstentions	Broker Non-votes

9,275,941	7,714,501	128,999	32,809,954

Proposal No. 5 – Approval of the Amendment to the Company’s Amended and Restated Certificate of Incorporation to Effect a Reverse Stock Split: The amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split at a ratio not less than 1-for-3 and not greater than 1-for-10, with the exact ratio to be set within that range at the discretion of our board of directors before the day prior to the 2020 annual meeting of stockholders without further approval or authorization of our stockholders, was approved:

Votes For	Votes Against	Abstentions	Broker Non-votes

33,400,914	16,108,372	420,109	-

Proposal No. 6 – Approval of the Adjournment of the Annual Meeting: The adjournment of the Annual Meeting, if necessary, to continue to solicit votes in favor of the foregoing proposals was approved:

Votes For	Votes Against	Abstentions	Broker Non-votes

33,817,555	13,691,723	2,420,117	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVINGER, INC.

Date: June 19, 2019	By:	/s/ Mark Weinswig
Mark Weinswig Chief Financial Officer